             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

TCW/DW Term Trust 2003
                                        ---------------------------------------
                 (Name of Registrant as Specified in its Charter)

LouAnne McInnis
               ----------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(j)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   ------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   ------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   -------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------------






    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid.

   -------------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

   -------------------------------------------------------------------------

3) Filing Party:

   -------------------------------------------------------------------------

4) Date Filed:

   -------------------------------------------------------------------------

                               PRELIMINARY COPY
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                            TCW/DW TERM TRUST 2003

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 29, 1996

   The Annual Meeting of Shareholders of TCW/DW TERM TRUST 2003 (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on October 29, 1996 at 9:00 A.M., New York City time, for the following purposes:

     1. To elect two (2) Trustees to serve until the 1999 annual meeting, or until their successors shall have been elected and qualified;

     2. To approve or disapprove the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;

     3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending March 31, 1997;

     4. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on July 23, 1996 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Advisory Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                SHELDON CURTIS,
                                                   Secretary

August 26, 1996
New York, New York

- -------------------------------------------------------------------------------
                                  IMPORTANT

    YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING
  FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
  PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE
  REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
  MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------

                            TCW/DW TERM TRUST 2003
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 29, 1996

   This statement is furnished in connection with the solicitation of proxies by the Trustees of TCW/DW TERM TRUST 2003 (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on October 29, 1996, and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 and against Proposal 4. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Annual Meeting of Shareholders. Attendance at the Meeting will not in and of itself revoke a proxy.

   Shareholders as of the close of business on July 23, 1996, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On July 23, 1996 there were 102,971,340 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and Officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for this Annual Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, Dean Witter Services Company Inc. ("DWSC" or the "Manager") or its parent company Dean Witter InterCapital Inc. ("InterCapital") and employees of broker-dealers, including Dean Witter Reynolds Inc. ("DWR") without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust. The first mailing of this proxy statement is expected to be made on or about August 26, 1996.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are currently nine Trustees, two of whom (Richard M. DeMartini and Thomas E. Larkin, Jr.) are standing for election at this Meeting in accordance with the Trust's Declaration of Trust.

   Five of the current nine Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees, that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the Shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Richard M. DeMartini and Thomas E. Larkin, Jr. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the Meeting.

   Pursuant to the provisions of the Trust's Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of Trustees has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Haire, Johnson, Schroeder and Stern; Class II--Messrs. DeMartini and Larkin; and Class III--Messrs. Argue, Fiumefreddo and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class II Trustees are standing for election and will serve until the 1999 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 23, 1996 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 13 investment companies, including the Trust, for which TCW Funds Management, Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser"), and InterCapital's wholly-owned subsidiary Dean Witter Services Company Inc. ("DWSC") serves as manager (referred to herein as the "TCW/DW Funds"), and the 81 investment companies for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds").

   The nominees for Trustee to be elected at this Meeting are:

   RICHARD M. DeMARTINI,* Trustee since February, 1993; age 43; President and Chief Operating Officer of Dean Witter Capital, a division of Dean Witter Reynolds Inc. ("DWR"); Executive Vice President of Dean Witter, Discover & Co. ("DWDC") and member of the DWDC Management Committee; Director of Dean Witter Services Company Inc. ("DWSC"), Dean Witter Distributors Inc. ("Distributors"), InterCapital and DWR; Trustee of the TCW/DW Funds; Member (since January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ.

   THOMAS E. LARKIN, Jr.,* Trustee since February, 1993; age 56; Executive Vice President and Director, The TCW Group, Inc.; President and Director of Trust Company of the West; Vice Chairman and Director of

TCW Asset Management Company; Chairman of the Adviser; Member of the Board of Trustees of the University of Notre Dame; Director of Orthopaedic Hospital of Los Angeles; President and Director of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

   The Trustees who are not standing for reelection at the Meeting are:

   JOHN C. ARGUE, Trustee since February, 1993; age 64; Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery Dennison Corporation (manufacturer of self-adhesive products and office supplies) and CalMat Company (producer of aggregates, asphalt and ready mixed concrete); Chairman, Rose Hills Memorial Park (cemetery); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, Coast Savings Financial Inc. and Coast Federal Bank (a subsidiary of Coast Savings Financial Inc.); Director, TCW Galileo Funds, Inc.; Trustee, University of Southern California, Occidental College and Pomona College; Trustee of the TCW/DW Funds.

   CHARLES A. FIUMEFREDDO,* Trustee since February, 1993; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the investment companies of which InterCapital serves as investment manager (or as adviser and administrator) (the "Dean Witter Funds"); Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC") (since October, 1989); formerly Executive Vice President and Director of DWDC (until February, 1993); Director and/or officer of various DWDC subsidiaries.

   JOHN R. HAIRE, Trustee since February, 1993; age 71; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee and Chairman of the Audit Committee and Chairman of the Committee of Independent Trustees of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since February, 1993; age 47; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee since April 1995; age 66; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September, 1995); formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991.)

- ------------

   * Messrs. DeMartini, Fiumefreddo, Larkin and Stern may be deemed "interested persons" of the Trust and/or its Investment Adviser as defined in
Section 2(a)(19) of the Act, due to their affiliation with the Investment of Adviser or Manager and/or their affiliated companies.

   MARC I. STERN,* Trustee since April, 1995; age 52; Vice President of the Trust; President, The TCW Group Inc. (since May 1992); President and Director of the Adviser (since May, 1992); Vice Chairman and Director of TCW Asset Management Company (since May, 1992); Executive Vice President and Director of Trust Company of the West; Chairman and Director of the TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; Chairman of TCW Americas Development, Inc. (since November, 1990). Chairman of TCW Asia, Limited (since January, 1993); Chairman of TCW Americas Development, Inc.; Chairman of TCW London International, Limited (since March, 1993); formerly President of SunAmerica, Inc. (financial services company) (December, 1988 to June, 1990); Director of Qualcomm, Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Trustee since February, 1993; age 60; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   The executive officers of the Trust are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Philip A. Barach, Vice President, Jeffrey E. Gundlach, Vice President; Frederick H. Horton, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Barry Fink, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 64 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR and DWDC; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. He has been an employee of InterCapital or DWR, a broker-dealer affiliate of InterCapital, for over five years. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 41 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and a Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Barach is 43 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Gundlach is 36 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Both Messrs. Barach and Gundlach have been associated with The TCW Group, Inc. and/or its subsidiaries for over five years. Mr. Horton is 38 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. He was previously a senior portfolio manager for Dewey Square Investors (June 1991-September
1993). Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Proxy Statement, there are a total of 13 TCW/DW Funds. As of June 30, 1996, the TCW/DW Funds had total net assets of approximately $4.2 billion and approximately a quarter of a million shareholders.

   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company

Inc. and TCW Funds Management, Inc., respectively. These are the
"disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. There are no nominating or compensation committees of the Trustees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended March 31, 1996, the Board of Trustees of the Trust held seven meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held three, nine and five meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the TCW/DW Funds complex (and, if applicable, in the Dean Witter Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1996, the total value of shares of the TCW/DW Funds (and, if applicable, the Dean Witter Funds) owned by the Trustees and/or their spouses was approximately $2.9 million.

   As of July 23, 1996, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trust. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended March 31, 1996.

                              TRUST COMPENSATION

                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                  FROM THE TRUST
- ---------------------------                                  --------------
John C. Argue .............................................      $4,775
John R. Haire .............................................       5,475
Dr. Manuel H. Johnson  ....................................       5,492
Michael E. Nugent .........................................       5,075
John L. Schroeder .........................................       2,325

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1995 for services to the 11 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 79 Dean Witter Funds that were in operation at December 31, 1995, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Trust's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company. Mr. Schroeder was elected as a Trustee of each TCW/DW Fund then in existence on April 20, 1995.

                        COMPENSATION FROM FUND GROUPS

                                                                                                         TOTAL
                                                                                  FOR SERVICE AS    COMPENSATION PAID
                                                 FOR SERVICE                       CHAIRMAN OF       FOR SERVICES TO
                              FOR SERVICE AS    AS DIRECTOR OR                     COMMITTEE OF      79 DEAN WITTER
                               TRUSTEE AND        TRUSTEE AND     FOR SERVICE AS   INDEPENDENT         FUNDS, 11
                             COMMITTEE MEMBER  COMMITTEE MEMBER    DIRECTOR OF     DIRECTORS/         TCW/DW FUNDS
                               OF 11 TCW/DW    OF 79 DEAN WITTER   TCW GALILEO     TRUSTEES AND         AND TCW
NAME OF INDEPENDENT TRUSTEE       FUNDS             FUNDS          FUNDS, INC.    AUDIT COMMITTEE  GALILEO FUNDS, INC.
- ---------------------------  ----------------  -----------------  --------------  ---------------  -------------------
John C. Argue .............      $68,038              --             $37,500            --              $105,538
John R. Haire .............       82,038           $ 98,450             --          $217,350(1)          397,838
Dr. Manuel H. Johnson  ....       82,038            136,450             --              --               218,488
Michael E. Nugent .........       75,038            124,200             --              --               199,238
John L. Schroeder .........       46,964            136,450             --              --               183,414

- ------------

   (1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds as of December 31, 1995, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder from the 57 Dean Witter Funds as of December 31, 1995.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                                                        RETIREMENT        ESTIMATED
                                    ESTIMATED         ESTIMATED      BENEFITS ACCRUED  ANNUAL BENEFITS
                                CREDITED YEARS OF    PERCENTAGE OF      AS EXPENSES    UPON RETIREMENT
                              SERVICE AT RETIREMENT   ELIGIBLE            BY ALL          FROM ALL
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)       COMPENSATION     ADOPTING FUNDS   ADOPTING FUNDS(3)
- ---------------------------  ---------------------  ---------------  ----------------  -----------------
John R. Haire ..............          10                  50.0%           $261,763         $130,404
Dr. Manuel H. Johnson  .....          10                  50.0              16,748           51,550
Michael E. Nugent ..........          10                  50.0              30,370           51,550
John L. Schroeder ..........           8                  41.7              51,812           42,958

- ------------

   (2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   (3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.

   As of the date of this proxy, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT ADVISORY AGREEMENT

   The Trust's investments are managed by TCW Funds Management, Inc. (referred to herein as the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated April 22, 1993 (referred to herein as the "Advisory Agreement").

THE ADVISORY AGREEMENT

   The Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on February 24, 1993, and was approved by InterCapital, the then sole shareholder of the Trust, on April 21, 1993. The Trust's Shareholders last approved the continuance of the Advisory Agreement at their Annual Meeting of Shareholders held on October 31, 1995. In the event shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement or continuance of the present Advisory Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT.

   The Advisory Agreement provides that the Investment Adviser shall continously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the

Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement has an initial term ending April 30, 1995 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's most recent continuation until April 30, 1997 was approved by the Trustees, including a majority of Independent Trustees, at a meeting held on April 17, 1996, called for the purpose of approving the Advisory Agreement.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment (as defined in the Act).

   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.26% to the Trust's average weekly net assets. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $2,494,242 during the fiscal year ended March 31, 1996. The net assets of the Trust totalled $933,698,468 at March 31, 1996.

INVESTMENT ADVISER

   TCW Funds Management, Inc. (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of June 30, 1996, the Investment Adviser and its affiliates had approximately $54 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

   Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President. Mr. Robert Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables. Mr. Albe is an Executive Vice President of The TCW Group, Inc.

   The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Appendix lists the investment companies for which the Adviser provides investment advisory or sub-advisory services and which have similiar investment objectives to that of the Trust, and sets forth the fees payable to the Adviser by such investment companies, including the Trust, and their net assets as of July 23, 1996.

MANAGER

   Dean Witter Services Company Inc. ("DWSC") is the Trust's Manager. DWSC, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR.

   As the Trust's Manager, DWSC receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.39% to the Trust's weekly net assets. For the fiscal year ended March 31, 1996, the Trust accrued to DWSC, pursuant to a Management Agreement, total compensation of $3,741,363.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors and Chief Executive Officer of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC; Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended March 31, 1996, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Manager, transfer agency fees of $409,908.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending March 31, 1997. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

        (4) SHAREHOLDER PROPOSAL TO AMEND THE DECLARATION OF TRUST OF TCW/DW TERM TRUST 2003 TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS
                OF ELECTION, BECOME A SHAREHOLDER IN THE TRUST

   The Trust has been informed by Edwin S. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, a shareholder of record who owned 2,012 shares at July 23, 1996 and Carol W. Mullett, a shareholder of record residing at the same address who owned 700 shares at July 23, 1996 (the "Proponents"), that they intend to submit the following proposal at the meeting:

   RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust.

   The Proponents have requested that the following statement be included in support of their proposal:

   It seems obvious that the Trustees could best understand and represent the interests of the shareholders if they were shareholders themselves. Yet, according to the last proxy, not one of our Trustees owned a single share of our Trust. You can read below a litany of excuses and explanations seeking to convince you that we are better off because our Trustees are not shareholders. Aw, come on guys! We urge you to support this proposal and encourage the Trustees to join us as shareholders. It is important that you vote: shareholders of TCW/DW 2000 and TCW/DW 2002 favored similar proposals by margins of over 8 to 1 and 6 to 1 respectively but narrowly failed to achieve quorums.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   The Trustees have considered whether a share ownership requirement for Trustees such as that proposed by the Proponents for this Trust is in the best interests of the Trust and its shareholders and have concluded that, for several reasons outlined below, it is not. However, to address any expectation of shareholders that the Trustees own shares of Funds in the TCW/DW complex, the Trustees have adopted a share ownership policy as described below.

THE SHARE OWNERSHIP POLICY

   The Trustees are aware that there may be an expectation among shareholders that the Trustees own shares of the Funds in the TCW/DW complex. To address shareholder concerns in this regard, the Trustees, on July 23, 1996, adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the TCW/DW complex (and, if applicable, in the Dean Witter Funds) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of June 30, 1996, the total value of shares of the TCW/DW Funds (and, if applicable, the Dean Witter Funds) owned by the Trustees and/or their spouses was approximately $2.9 million.

REASONS FOR OPPOSING SHAREHOLDER PROPOSAL

   The Trustees believe it is not necessary to own shares of the Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances and the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

   The Trustees believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the TCW/DW complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds in the complex. The Trustees believe that having the same Trustees for each of the TCW/DW Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Funds' service providers.

   For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

   The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Annual Meeting is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Prosposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

   Two purported class action lawsuits, which have been consolidated for pretrial purposes, were instituted during 1994 in the United States District Court, Southern District of New York, against the Trust, some of its Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager, and other defendants, by certain shareholders of the Trust and another trust for which the defendants act in similar capacities. The plaintiffs in these actions generally allege that the defendants made inadequate and misleading disclosures in the prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of "inverse floaters," the Trust's investments in those securities, and the weighted average maturity of the Trust's portfolio. Damages, including punitive damages, are sought in an unspecified amount. The defendants have moved to dismiss both complaints for failure to state a cause of action.

   In addition, four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants --but not against the Trust --by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. All defendants except two of the Trustees have filed answers and affirmative defenses to the consolidated amended complaint. The two Trustees have an indefinite extension in which to respond to the complaint.

   Certain of the defendants in these suits have asserted their right to indemnification from the Trust.

   The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than April 30, 1997 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   The Trust's most recent Annual Report, for the fiscal year ended March 31, 1996, is available without charge upon request from Adrienne Ryan-Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS (toll free)).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                           By Order of the Trustees
                                SHELDON CURTIS
                                   Secretary

                                                                      APPENDIX

   TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of July 23, 1996.

                                                                  ANNUAL
                                                                 ADVISORY
                                                              FEE AS PERCENT
                                              NET ASSETS ON     OF AVERAGE
NAME                                          JULY 23, 1996     NET ASSETS
- ----                                          -------------   -------------
TCW/DW Term Trust 2003 .....................   $893,274,825        (1)
TCW/DW Term Trust 2002 .....................    420,897,098        (1)
TCW/DW Term Trust 2000 .....................    456,833,789        (2)

- ------------

   1.  0.26% of the Trust's weekly net assets.

   2.  0.24% of the Trust's weekly net assets.

                            TCW/DW TERM TRUST 2003

               ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 29, 1996

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, ROBERT M. SCANLAN, ROBERT
S. GIAMBRONE, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW/DW Term Trust 2003 on October 29, 1996 at 9:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 26, 1996 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4.

 IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
                  ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

1. ELECTION OF TRUSTEES: [ ] FOR ALL NOMINEES        [ ] WITHHOLD AUTHORITY
                             (except as marked to        (to vote for all
                              the contrary below)         nominees listed
                                                          below)

                 Richard M. DeMartini, Thomas E. Larkin, Jr.
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- -----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT ADVISORY AGREEMENT:

   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:

   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                          090
4. SHAREHOLDER PROPOSAL:

   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

          (NOTE: THE TRUSTEES RECOMMEND A VOTE AGAINST THIS PROPOSAL)
                                               -------
and in their discretion in the transaction of any other business which may properly come before the meeting.

                                       Please sign personally. If the shares
                                       are registered in more than one name,
                                       each joint owner or each fiduciary
                                       should sign personally. Only authorized
                                       officers should sign for corporations.

                                       Dated
                                            ---------------------------------


                                       --------------------------------------
                                                     Signature


                                       --------------------------------------
                                                     Signature